[MFS LOGO]
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                                         MFS(R) International
                                         Investors Trust
                                         (formerly known as MFS(R) International
                                         Growth and Income Fund)

                                         Semiannual Report o November 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders, The first year of the new century has been a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. As the year comes to a close, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by more than 20 percentage points for the year to date through November 30, 2000.(2)

o The Lehman Brothers Government/Corporate Bond Index, a commonly used measure of investment- grade bond performance, delivered a return of 9.69% for the year to date through November 30, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P 500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the 12-month period ended November 30, 2000, 72.3% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a double-digit rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see healthy prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate. We believe this may allow inflation to remain low and interest rates to remain stable or to decline, which would be good news for both the stock and bond markets.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

December 15, 2000

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1) Source: The Wall Street Journal, October 10, 2000.

(2) Source: MFS research. For the year to date through November 30, 2000, the Russell 1000 Value Index returned 1.91%, while the Russell 1000 Growth Index returned -19.89%. For the one-, five-, and ten-year periods ended September 30, 2000, the Russell 1000 Value Index returned 8.91%, 17.59%, and 17.88%, respectively; for the same periods, the Russell 1000 Growth Index returned 23.43%, 25.07%, and 21.44%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price- to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3) For the year to date through November 30, 2000, the Dow Jones Industrial Average returned -8.20%, the Standard and Poor's 500 Composite Index returned -9.55%, and the NASDAQ Composite Index returned -36.16%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2000 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended November 30, 2000, Class A shares of the fund provided a total return of -3.93%, Class B shares -4.18%, Class C shares -4.17%, and Class I shares -3.71%. These returns assume the reinvestment of any distributions and capital gains but exclude the effects of any charges, and compare to returns of -10.29% and -10.11%, respectively, for the fund's benchmarks, the Lipper International Funds Index (the Lipper Index) and the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions or income dividends. The MSCI EAFE Index is an unmanaged index of international stocks. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.15%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM ITS PEERS AND THE INDICES DURING THE PAST SIX MONTHS?

A. The steady nature of the portfolio's holdings -- chosen with an eye toward value and stable growth characteristics -- served it well within an investment environment plagued by significant uncertainty. The technology sector, which had posted incredible performance in late 1999 and early 2000, continued to stumble badly during this most recent six-month period. Mounting evidence of a global economic slowdown -- brought on by interest rate hikes implemented by major central banks worldwide -- raised concerns about corporate profitability. This anxiety hit the high-flying, overvalued technology shares particularly hard.

     With our focus on attractively valued growth stocks, we did not fall prey to the exuberance that had propelled technology stock valuations to unreasonable heights. Instead, we think the fund was very well positioned to benefit when that speculative froth dissipated and investors reverted to time-tested investment techniques, most notably focusing on the price they would have to pay for a company's growth prospects. That rebirth of fundamental analysis and the uncertain market backdrop helped tilt the market more toward sectors offering steady, solid, predictable earnings growth. Many of these sectors had been beaten down for some time, such as consumer staples and pharmaceuticals, whose stocks populated the fund. We think firms in these sectors can be relatively sure that demand for their products could continue regardless of the economic or market backdrop, as they have tended to be high-quality, large-capitalization companies with very visible earnings growth, cash flow, and profit streams.

Q.   DID YOU MAKE ANY MOVES OF NOTE DURING THE PERIOD?

A. We believe the fund was already well positioned for the market backdrop, so there was no need to tinker with it very much. As a result, the fund's make-up remained relatively stable during the past six months in terms of sector weightings and country allocations, with one exception. We worked to reduce our investments in Japan when that market started to stumble, especially within the technology sector. It's important to note that this move was not the result of some big-picture concerns about the Japanese market as a whole. Remember, we're bottom-up investors, and we choose or eliminate stocks because of individual company prospects, not because of any grand views related to sectors, countries, or regions. That said, when our outlook soured for some of these Japanese investments, we reallocated assets into Europe, a region that has offered particularly attractive opportunities because many companies have undertaken restructuring activities to improve their businesses.

     We'd also like to reiterate a point made in our last report regarding the early exit we made from the telecommunications sector when that sector started to show signs of weakening and after our holdings there proved to be a big success. During the period, we continued to avoid that sector and reduce our weightings because it remained at depressed levels. As far as opportunities go, we slightly increased the fund's investments in select energy and energy service companies in order to take advantage of increases in oil and natural gas prices.

Q.   WHICH STOCKS PERFORMED WELL FOR THE FUND, AND WHICH WERE DISAPPOINTMENTS?

A. As we mentioned, consumer staples was one area that did well, including Nestle and Diageo, the British food and beverage firm that owns the franchises Pillsbury, Guinness, and Burger King. When the market rotated into pharmaceuticals, our holdings in Pharmacia, Sanifi-Synthelabo, and Aventis all enjoyed positive performance.

     Another area that proved fruitful for the fund was broadcasting, including our investments in Television Francaise, Tokyo Broadcasting, and ProSieben in Germany. ProSieben benefited from unique circumstances. Previously, the broadcasting industry in Germany was fragmented among many different players, a situation that hurt participants because it created significant pricing pressure. However, through consolidations, the broadcasting industry has evolved so that there are just two major players. This streamlining has enabled ProSieben to improve its profitability through better price control. More generally, broadcasters around the globe have benefited from broad deregulation. With fewer restrictions to worry about, businesses have become more agile and new companies have sprung forth, creating a huge need for many firms to build their brand recognition through advertising. This trend has directly benefited the broadcasters.

     On the down side, the fund was hurt by any exposure it had to technology and telecommunications. Disappointments in technology were basically focused in Japan, including our investments in Fujitsu, Rohm, and Hitachi. On the telecommunications side, our holdings of British Telecom and Nortel Networks ate into performance.

Q. WHAT EFFECT HAS THE STRUGGLING COMMON EUROPEAN CURRENCY, THE EURO, HAD ON THE FUND?

A. During this most recent six-month period, the euro continued to slump, but not nearly as much as during the free-fall it suffered during the first half of 2000. The weakness of the euro has not helped the performance of the broad European market nor the fund's European holdings -- the possible exception being that a weak euro makes European goods more attractively priced to customers elsewhere. The history of the euro's trials and tribulations is a wonderful example of the potential pitfalls of top-down investing, that is, choosing investments based on a broad view of the outlook for a country, market, or sector. We've avoided the possible disaster brought on by the euro's difficulties by maintaining our bottom-up, research-driven focus and by purchasing what we believe are good stocks of solid companies with positive prospects for earnings growth.

Q.   WHAT IS YOUR OUTLOOK FOR 2001?

A. We think some uncertainty remains regarding the future direction of corporate profits. Having said that, we are very comfortable with the stocks we already own because they could bear up well in such an unpredictable market. While the markets have recently gone down, they've not been very volatile. We expect that stability to change going forward and anticipate that stocks will see-saw for some time. This kind of environment could offer significant opportunities for active fund managers like us to find quality companies selling at reasonable prices. With many stocks falling recently, our list of potential investments has grown.

     /s/ Steven R. Gorham                  /s/ Frederick J. Simmons

     Steven R. Gorham                      Frederick J. Simmons
     Portfolio Manager                     Portfolio Manager

Note to Shareholders: Steven R. Gorham became a manager of the fund effective July 1, 2000. Effective January 1, 2001, the fund will change its name to MFS International Investors Trust.

The opinions expressed in this report are those of the portfolio managers and are current only through the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

   PORTFOLIO MANAGERS' PROFILES

   STEVEN R. GORHAM, CFA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. STEVE JOINED MFS IN 1989 AS A TELESERVICES REPRESENTATIVE. HE JOINED THE FINANCIAL ADVISOR DIVISION SALES DESK IN 1991. IN 1992 HE JOINED THE EQUITY RESEARCH DEPARTMENT, AND HE BECAME A RESEARCH ANALYST IN 1993 AND AN INVESTMENT OFFICER IN 1996. HE WAS NAMED VICE PRESIDENT IN 1998 AND A PORTFOLIO MANAGER IN JUNE 2000. HE IS A GRADUATE OF THE UNIVERSITY OF NEW HAMPSHIRE AND HAS AN M.B.A. FROM BOSTON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. AND IS A CHARTERED FINANCIAL ANALYST (CFA).

   FREDERICK J. SIMMONS, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE MANAGES THE GLOBAL BALANCED AND INTERNATIONAL GROWTH AND INCOME PORTFOLIOS OF OUR MUTUAL FUND, VARIABLE ANNUITY, AND OFFSHORE PRODUCT LINES. FRED JOINED MFS IN 1971 AS INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1975 AND SENIOR VICE PRESIDENT IN 1983. FRED GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST (CFA), A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


THIS REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. A PROSPECTUS CONTAINING MORE INFORMATION, INCLUDING THE EXCHANGE PRIVILEGE AND CHARGES AND EXPENSES, FOR ANY MFS PRODUCT IS AVAILABLE FROM YOUR INVESTMENT PROFESSIONAL OR BY CALLING MFS AT 1-800-225-2606. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

-------------------------------------------------------------------------------
  FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                           OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   OCTOBER 24, 1995

  CLASS INCEPTION:         CLASS A  OCTOBER 24, 1995
                           CLASS B  OCTOBER 24, 1995
                           CLASS C  JULY 1, 1996
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $67.8 MILLION NET ASSETS AS OF NOVEMBER 30, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2000

CLASS A
                                                     6 Months      1 Year     3 Years     5 Years       Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -3.93%      +2.57%     +33.89%     +46.49%     +48.25%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        +2.57%     +10.22%     + 7.93%     + 8.02%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        -2.30%     + 8.44%     + 6.89%     + 7.00%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                     6 Months      1 Year     3 Years     5 Years       Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.18%      +2.02%     +31.97%     +42.90%     +44.62%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        +2.02%     + 9.69%     + 7.40%     + 7.50%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        -1.88%     + 8.85%     + 7.10%     + 7.35%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                     6 Months      1 Year     3 Years     5 Years       Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -4.17%      +1.99%     +31.90%     +43.13%     +44.84%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        +1.99%     + 9.67%     + 7.43%     + 7.53%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                   --        +1.01%     + 9.67%     + 7.43%     + 7.53%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                     6 Months      1 Year     3 Years     5 Years       Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -3.71%      +3.07%     +36.05%     +48.85%     +50.64%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                   --        +3.07%     +10.81%     + 8.28%     + 8.36%
---------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, October 24, 1995, through
  November 30, 2000.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                         18.3%
HEALTH CARE                                11.7%
CONSUMER STAPLES                           11.6%
UTILITIES & COMMUNICATIONS                 11.3%
TECHNOLOGY                                  8.5%

TOP 10 STOCK HOLDINGS

DIAGEO PLC  2.8%                                     ING GROEP N.V.  2.4%
Worldwide consumer goods company                     Dutch financial services company

ROYAL DUTCH PETROLEUM CO. N.V.  2.7%                 CANON, INC.  2.3%
Oil exploration and production company               Japanese office equipment and imaging company

AKZO NOBEL N.V.  2.6%                                PHARMACIA CORP.  2.3%
Diversified Dutch chemical company                   Pharmaceutical, health care, and agricultural
                                                     products company
VODAFONE GROUP PLC  2.6%
British global industrial and telecommunications     QBE INSURANCE GROUP LTD.  2.2%
company                                              International insurance carrier

NESTLE S.A.  2.5%                                    BOEING CO.  2.1%
International food company                           U.S. aircraft manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- November 30, 2000

Stocks - 93.6%
----------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES             VALUE
----------------------------------------------------------------------------------------------------
Foreign Stocks - 76.3%
  Australia - 3.8%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                       96,642       $   763,812
    Broken Hill Proprietary Co. Ltd. (Mining)                             40,780           417,796
    QBE Insurance Group Ltd. (Insurance)*                                290,302         1,405,364
                                                                                       -----------
                                                                                       $ 2,586,972
----------------------------------------------------------------------------------------------------
  Bermuda - 1.4%
    Tyco International Ltd. (Manufacturing)                               17,700       $   933,675
----------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Companhia de Bebidas das Americas (Food and Beverages)                10,700       $   226,038
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace
      and Defense)                                                        15,480           426,667
                                                                                       -----------
                                                                                       $   652,705
----------------------------------------------------------------------------------------------------
  Canada - 4.0%
    Alcan Aluminum Ltd. (Metals and Minerals)                              4,180       $   127,306
    BCE, Inc. (Telecommunications)                                        14,540           398,032
    BCE, Inc. (Telecommunications)                                        14,600           401,857
    Canadian National Railway Co. (Railroads)                             32,028         1,006,880
    Manitoba Telecom Services (Telecommunications)                        17,500           407,004
    Nortel Networks Corp. (Telecommunications)                            10,379           391,807
                                                                                       -----------
                                                                                       $ 2,732,886
----------------------------------------------------------------------------------------------------
  China - 0.1%
    China Petrolium & Chemical Corp. (Oils)*                                           $
                                                                         302,000            53,432
----------------------------------------------------------------------------------------------------
  Denmark - 1.1%
    Danske Bank (Banks and Credit Cos.)*                                  31,020       $   506,544
    International Service Systems Co. (Business Services)*                 4,200           259,640
                                                                                       -----------
                                                                                       $   766,184
----------------------------------------------------------------------------------------------------
  France - 9.7%
    Alcatel Co. (Telecommunications)*                                      6,620       $   328,097
    Aventis S.A. (Pharmaceuticals)                                         9,600           752,500
    AXA (Insurance)                                                        3,840           537,560
    Banque Nationale de Paris (Banks and Credit Cos.)                      1,460           112,729
    Castorama Dubois Investissement S.A. (Retail)                          3,059           691,548
    Essilor International S.A. (Medical and Health
      Products)                                                              160            46,522
    Pinault-Printemps-Redoute S.A. (Retail)                                2,700           488,311
    Sanofi-Synthelabo S.A. (Medical and Health Products)                  14,798           900,681
    Societe Television Francaise 1 (Entertainment)*                       18,396           806,164
    STMicroelectronics Co., N.V. (Electronics)                            10,000           421,273
    Technip S.A. (Construction)                                            4,140           479,484
    Total Fina S.A., ADR (Oils)                                           13,972           986,773
                                                                                       -----------
                                                                                       $ 6,551,642
----------------------------------------------------------------------------------------------------
  Germany - 4.0%
    Fresenius AG (Medical and Health Products)                             1,980       $   516,466
    Fresenius AG Preferred (Medical and Health Products)                   1,590            78,111
    Henkel KGAA Preferred (Chemicals)                                     13,278           799,045
    KarstadtQuelle AG (Retail)                                            11,030           335,670
    ProSieben Media AG Preferred (Broadcasting)*                          28,780           888,360
    SAP AG Preferred (Computer Software - Systems)                           550            71,036
                                                                                       -----------
                                                                                       $ 2,688,688
----------------------------------------------------------------------------------------------------
  Hong Kong - 0.7%
    China Mobile Ltd. (Telecommunications)                                83,000       $   451,191
----------------------------------------------------------------------------------------------------
  Italy - 1.4%
    Banca Intesa S.p.A. (Financial Services)                              47,670       $   207,660
    Monte Paschi di Siena S.p.A (Banks and Credit Cos.)                   31,120           123,388
    San Paolo - ImI S.p.A. (Banks and Credit Cos.)                        41,300           640,282
                                                                                       -----------
                                                                                       $   971,330
----------------------------------------------------------------------------------------------------
  Japan - 14.0%
    Canon, Inc. (Office Equipment)                                        38,000       $ 1,490,398
    Eisai Co., Ltd. (Medical and Health Products)                         13,000           445,406
    Fast Retailing Co. (Retail)                                            3,400           828,924
    Fuji Heavy Industries Ltd. (Automotive)                               19,000           134,136
    Fujitsu Ltd. (Computer Hardware - Systems)                            18,000           286,935
    Hitachi Ltd. (Electronics)                                            33,000           314,498
    Mitsubishi Electric Corp. (Electronics)                               25,000           162,068
    Murata Manufacturing Co. Ltd. (Electronics)                            1,100           146,786
    Nitto Denko Corp. (Industrial Goods and Services)                     10,100           335,119
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                    45         1,148,228
    Rohm Co. (Electronics)                                                 4,700         1,131,458
    Secom Co. (Consumer Goods and Services)                               13,600           951,546
    Shionogi & Co., Ltd. (Pharmaceuticals)                                 8,000           160,851
    Sony Corp. (Electronics)                                               1,400           105,527
    Sumitomo Electric Industries, Ltd. (Utilities -
      Electric)                                                           11,000           187,945
    Terumo Corp. (Medical Equipment)                                      17,600           348,318
    Tokyo Broadcasting System, Inc. (Entertainment)                       17,000           628,438
    Tokyo Gas Co., Ltd. (Utilities - Gas)                                155,000           436,029
    Uni Charm Corp. (Personal Hygiene)                                     2,300           103,895
    Ushio, Inc. (Electronics)                                              8,000           130,124
                                                                                       -----------
                                                                                       $ 9,476,629
----------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    Fomento Economico Mexicano S.A. (Food and
      Beverage Products)                                                   6,200       $   211,962
    Grupo Modelo S.A. de C.V. (Food and Beverages)                        54,500           130,369
    Grupo Television S.A. de C.V., GDR (Entertainment)                     7,770           361,791
                                                                                       -----------
                                                                                       $   704,122
----------------------------------------------------------------------------------------------------
  Netherlands - 8.2%
    ABN Amro Holdings N.V. (Finance)*                                      8,290       $   173,717
    Akzo Nobel N.V. (Chemicals)                                           35,274         1,673,089
    ING Groep N.V. (Financial Services)*                                  21,542         1,550,533
    Koninklijke KPN N.V. (Telecommunications)*                            17,828           239,962
    Libertel N.V. (Telecommunications)*                                   10,000           115,209
    Philips Electronics N.V. (Electronics)*                                2,955            97,662
    Royal Dutch Petroleum Co., N.V., ADR (Oils)                           28,647         1,709,868
                                                                                       -----------
                                                                                       $ 5,560,040
----------------------------------------------------------------------------------------------------
  Singapore - 0.6%
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                         24,000       $   373,631
----------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp. (Utilities - Electric)                                  $
                                                                           5,100            96,623
----------------------------------------------------------------------------------------------------
  Spain - 1.9%
    Altadis S.A. (Tobacco)                                                37,504       $   545,235
    Altadis S.A. (New) (Tobacco)                                           6,900           100,132
    Repsol S.A. (Oils)                                                    16,500           269,432
    Telefonica S.A. (Telecommunications)                                  24,700           387,654
                                                                                       -----------
                                                                                       $ 1,302,453
----------------------------------------------------------------------------------------------------
  Sweden - 1.5%
    Saab AB, "B" (Aerospace)                                             107,266       $   769,238
    Skandia Forsakrings AB (Insurance)                                    16,900           257,540
                                                                                       -----------
                                                                                       $ 1,026,778
----------------------------------------------------------------------------------------------------
  Switzerland - 4.5%
    Julius Baer Holdings (Banks and Credit Cos.)                              26       $   118,903
    Nestle S.A. (Food and Beverage Products)                                 731         1,587,300
    Novartis AG (Medical and Health Products)                                565           916,392
    Syngenta AG (Chemicals)*                                               6,239           280,292
    Synthes-Stratec Inc. (Medical and Health Products)*                      200           120,954
                                                                                       -----------
                                                                                       $ 3,023,841
----------------------------------------------------------------------------------------------------
  United Kingdom - 17.3%
    AstraZeneca Group PLC (Medical and Health Products)                   15,711       $   799,634
    Boots Co. PLC (Retail)*                                               20,060           173,027
    BP Amoco PLC, ADR (Oils)                                              27,262         1,293,241
    British Telecommunications PLC (Telecommunications)*                  59,796           517,468
    Carlton Communications PLC (Broadcasting)*                            26,609           193,405
    CGU PLC (Insurance)*                                                  68,379         1,034,823
    Chubb Corp. (Insurance)*                                             145,740           459,754
    Diageo PLC (Food and Beverage Products)*                             170,805         1,776,665
    HSBC Holdings PLC (Banks and Credit Cos.)*                            83,661         1,104,416
    Next PLC (Retail)                                                     12,380           142,495
    Reckitt Benckiser PLC (Consumer Goods and Services)                   21,400           272,468
    Reuters Group PLC (Business Services)                                 59,725           880,942
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                   19,968           411,431
    Smith & Nephew PLC (Medical and Health Products)*                     86,580           391,236
    Standard Chartered PLC (Banks and Credit Cos.)*                       51,810           673,273
    Vodafone Group PLC (Telecommunications)*                             476,916         1,634,945
                                                                                       -----------
                                                                                       $11,759,223
----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $51,712,045
----------------------------------------------------------------------------------------------------
U.S. Stocks - 17.3%
    Alcoa, Inc. (Aluminum)                                                 8,000       $   225,500
    American Home Products Corp. (Medical and
      Health Products)                                                     8,600           517,075
    American International Group, Inc. (Insurance)                         9,050           877,284
    Anheuser-Busch Cos., Inc. (Food and Beverage Products)                20,300           962,981
    Boeing Co. (Aerospace)                                                19,300         1,332,906
    Computer Sciences Corp. (Computer Services)*                           3,400           231,838
    Deere & Co., Inc. (Farm Machinery)                                    11,600           471,975
    Delphi Automotive Systems Corp. (Automotive)                          10,400           143,650
    General Electric Co. (Electrical Equipment)                           16,700           827,694
    Goldman Sachs Group, Inc. (Financial Institution)                        400            32,850
    Halliburton Co. (Oil Services)                                        16,600           554,025
    Hewlett-Packard Co. (Buisiness Machines)                              21,200           670,450
    Ingersoll-Rand Co. (Building Machinery)                                6,200           249,550
    Merrill Lynch & Co., Inc. (Financial Institution)                      4,700           272,013
    MetLife, Inc. (Insurance)                                             10,800           319,950
    Omnicom Group, Inc. (Advertising)                                      4,500           353,813
    Pharmacia Corp. (Medical and Health Products)                         23,769         1,449,909
    Philip Morris Cos., Inc. (Consumer Goods and Services)                17,200           656,825
    Santa Fe International Corp. (Oil Services)                            3,270            80,728
    St. Paul Cos., Inc. (Insurance)                                        9,900           496,237
    United Parcel Service, Inc. (Transport - Services)                     1,300            78,894
    Verizon Communications (Telecommunications)                           16,600           932,712
----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $11,738,859
----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $57,806,603)                                            $63,450,904
----------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.7%
----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 12/01/00                          $   291       $   291,000
    Associates Corp. of North America, due 12/01/00                          453           453,000
    Bank Montreal Quebec, due 12/01/00                                       448           448,000
    Federal Home Loan Mortgage Discount Notes,
      due 12/01/00                                                           579           579,000
    General Electric Capital Corp., due 12/01/00                             619           619,000
    J.P. Morgan & Co., Inc., due 12/01/00                                    356           356,000
    Morgan Stanley Dean Witter, due 12/01/00                                 281           281,000
    Prudential Funding Corp., due 12/01/00                                   182           182,000
----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $ 3,209,000
----------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.4%
----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
----------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 11/30/00 due 12/01/
      00, total to be received $229,041 (secured by
      various U.S. Government Securities in a jointly
      traded account), at Cost                                           $   229       $   229,000
----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $61,244,603)                                       $66,888,904
Other Assets, Less Liabilities - 1.3%                                                      887,390
----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $67,776,294
----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
NOVEMBER 30, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $61,244,603)         $66,888,904
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    9,430,354
  Foreign currency, at value (identified cost, $102,671)           104,596
  Cash                                                               3,186
  Receivable for fund shares sold                                  114,008
  Receivable for investments sold                                  888,872
  Interest and dividends receivable                                123,194
                                                               -----------
      Total assets                                             $77,553,114
                                                               -----------
Liabilities:
  Payable for fund shares reacquired                             $  45,293
  Payable for investments purchased                                243,051
  Collateral for securities loaned, at value                     9,430,354
  Payable to affiliates -
    Management fee                                                   1,810
    Shareholder servicing agent fee                                    186
    Distribution and service fee                                     1,384
  Accrued expenses and other liabilities                            54,742
                                                               -----------
      Total liabilities                                        $ 9,776,820
                                                               -----------
Net assets                                                     $67,776,294
                                                               ===========

Net assets consist of:
  Paid-in capital                                              $58,695,724
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 5,644,307
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                            2,986,772
  Accumulated undistributed net investment income                  449,491
                                                               -----------
      Total                                                    $67,776,294
                                                               ===========
Shares of beneficial interest outstanding                       3,452,866
                                                                =========

Class A shares:
  Net asset value per share
    (net assets of $34,330,699 / 1,734,450 shares of
    beneficial interest outstanding)                             $19.79
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $20.78
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $28,029,745 / 1,438,071 shares of
    beneficial interest outstanding)                             $19.49
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $5,324,720 / 275,789 shares of beneficial
    interest outstanding)                                        $19.31
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $91,130 / 4,556 shares of beneficial
    interest outstanding)                                        $20.00
                                                                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
----------------------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 2000
----------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                                 $   162,643
    Dividends                                                                    381,137
    Foreign taxes withheld                                                       (34,340)
                                                                             -----------
      Total investment income                                                $   509,440
                                                                             -----------
  Expenses -
    Management fee                                                           $   339,598
    Trustees' compensation                                                         4,774
    Shareholder servicing agent fee                                               34,831
    Distribution and service fee (Class A)                                        88,978
    Distribution and service fee (Class B)                                       144,568
    Distribution and service fee (Class C)                                        25,289
    Administrative fee                                                             5,303
    Custodian fee                                                                 53,916
    Registration fees                                                             39,505
    Printing                                                                      14,846
    Postage                                                                        6,455
    Auditing fees                                                                 13,396
    Legal fees                                                                     1,978
    Amortization of organization expenses                                          3,013
    Miscellaneous                                                                 31,105
                                                                             -----------
      Total expenses                                                         $   807,555
    Fees paid indirectly                                                          (4,248)
    Reduction of expenses by investment adviser                                   (8,678)
                                                                             -----------
      Net expenses                                                           $   794,629
                                                                             -----------
        Net investment loss                                                  $  (285,189)
                                                                             -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                  $   (80,235)
    Foreign currency transactions                                                (15,788)
                                                                             -----------
      Net realized loss on investments and foreign currency transactions     $  (96,023)
                                                                             -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                              $(2,481,371)
    Translation of assets and liabilities in foreign currencies                    1,341
                                                                             -----------
      Net unrealized loss on investments and foreign currency translation    $(2,480,030)
                                                                             -----------
        Net realized and unrealized loss on investments and foreign
          currency                                                           $(2,576,053)
                                                                             -----------
          Decrease in net assets from operations                             $(2,861,242)
                                                                             ===========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED         YEAR ENDED
                                                           NOVEMBER 30, 2000       MAY 31, 2000
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                  $  (285,189)        $   789,713
  Net realized gain (loss) on investments and foreign currency
    transactions                                                    (96,023)          3,285,059
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (2,480,030)          6,153,493
                                                                -----------         -----------
      Increase (decrease) in net assets from operations         $(2,861,242)        $10,228,265
                                                                -----------         -----------

Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                      $   --              $(1,328,651)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                          --               (1,172,029)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                          --                 (193,451)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                          --                   (3,676)
                                                                -----------         -----------
      Total distributions declared to shareholders              $   --              $(2,697,807)
                                                                -----------         -----------
Net increase in net assets from fund share transactions         $ 4,355,527         $10,378,350
                                                                -----------         -----------
      Total increase in net assets                              $ 1,494,285         $17,908,808
Net assets:
  At beginning of period                                         66,282,009          48,373,201
                                                                -----------         -----------

  At end of period (including accumulated undistributed net
    investment income of $449,491 and $734,680, respectively)   $67,776,294         $66,282,009
                                                                ===========         ===========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                                SIX MONTHS ENDED        ---------------------------------------------------      PERIOD ENDED
                               NOVEMBER 30, 2000            2000           1999          1998         1997      MAY 31, 1996*
                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $20.60          $18.03         $19.01        $16.32        $15.98            $15.00
                                          ------          ------         ------        ------        ------            ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.06)         $ 0.32         $ --          $(0.05)       $ 0.11            $ 0.11
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (0.75)           3.17          (0.64)         3.45          0.35              0.90
                                          ------          ------         ------        ------        ------            ------
      Total from investment
        operations                         (0.81)         $ 3.49         $(0.64)       $ 3.40        $ 0.46            $ 1.01
                                          ------          ------         ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net investment income              $ --            $ --           $ --          $ --          $(0.08)           $(0.03)
  From net realized gain on
    investments and foreign currency
    transactions                            --             (0.92)         (0.34)        (0.59)        (0.04)             --
  In excess of net investment income        --              --             --           (0.12)         --                --
                                          ------          ------         ------        ------        ------            ------
      Total distributions declared
        to shareholders                   $ --            $(0.92)        $(0.34)       $(0.71)       $(0.12)           $(0.03)
                                          ------          ------         ------        ------        ------            ------
Net asset value - end of period           $19.79          $20.60         $18.03        $19.01        $16.32            $15.98
                                          ======          ======         ======        ======        ======            ======
Total return(+)                            (3.93)%++       19.57%         (3.45)%       21.77%         2.88%             6.71%++
Ratios (to average net assets)/
  Supplemental data:(S)
    Expenses##                              2.05%+          2.04%          2.11%         2.22%         2.39%             2.52%+
    Net investment income (loss)            0.58%+          1.63%          0.02%        (0.28)%        0.72%             1.04%+
Portfolio turnover                            44%             82%            89%          158%           89%               29%
Net assets at end of period
  (000 Omitted)                          $34,331         $33,767        $22,287       $15,087       $13,425           $11,950
(S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                   $(0.06)         --             --            --            --                --
    Ratios (to average net assets):
      Expenses##                            2.07%         --             --            --            --                --
      Net investment loss                  (0.60)%        --             --            --            --                --
  *For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED MAY 31,
                                SIX MONTHS ENDED        ---------------------------------------------------      PERIOD ENDED
                               NOVEMBER 30, 2000            2000           1999          1998         1997      MAY 31, 1996*
                                     (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $20.34          $17.89         $18.96        $16.27        $15.94            $15.00
                                          ------          ------         ------        ------        ------            ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.11)         $ 0.20         $(0.10)       $(0.14)       $ 0.03            $ 0.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (0.74)           3.17          (0.63)         3.47          0.34              0.90
                                          ------          ------         ------        ------        ------            ------
      Total from investment
        operations                        $(0.85)         $ 3.37         $(0.73)       $ 3.33        $ 0.37            $ 0.95
                                          ------          ------         ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net investment income              $ --            $ --           $ --          $ --          $ --              $(0.01)
  From net realized gain on
    investments and foreign currency
    transactions                            --             (0.92)         (0.34)        (0.59)        (0.04)             --
  In excess of net investment income        --              --             --           (0.05)         --                --
                                          ------          ------         ------        ------        ------            ------
      Total distributions declared
        to shareholders                   $ --            $(0.92)        $(0.34)       $(0.64)       $(0.04)           $(0.01)
                                          ------          ------         ------        ------        ------            ------
Net asset value - end of period           $19.49          $20.34         $17.89        $18.96        $16.27            $15.94
                                          ======          ======         ======        ======        ======            ======
Total return                               (4.18)%++       18.97%         (3.89)%       21.26%         2.33%             6.37%++
Ratios (to average net assets)/
  Supplemental data:(S)
    Expenses##                              2.55%+          2.53%          2.61%         2.72%         2.94%             3.11%+
    Net investment income (loss)            1.07%+          1.03%         (0.55)%       (0.79)%        0.18%             0.49%+
Portfolio turnover                            44%             82%            89%          158%           89%               29%
Net assets at end of period
  (000 Omitted)                          $28,030         $27,390        $23,482       $18,987       $15,749           $13,641
(S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                   $(0.11)         --             --            --            --                --
    Ratios (to average net assets):
      Expenses##                            2.57%         --             --            --            --                --
      Net investment loss                  (1.09)%        --             --            --            --                --
 *For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                        SIX MONTHS ENDED        ----------------------------------------        PERIOD ENDED
                                       NOVEMBER 30, 2000            2000            1999           1998        MAY 31, 1997*
                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $20.15          $17.74          $18.80          $16.19              $16.02
                                                  ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                 $(0.11)         $ 0.24          $(0.09)         $(0.10)             $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (0.73)           3.09           (0.63)           3.39                0.21
                                                  ------          ------          ------          ------              ------
      Total from investment operations            $(0.84)         $ 3.33          $(0.72)         $ 3.29              $ 0.33
                                                  ------          ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                      $ --            $ --            $ --            $ --                $(0.12)
  From net realized gain on investments and
    foreign currency transactions                   --             (0.92)          (0.34)          (0.59)              (0.04)
  In excess of net investment income                --              --              --             (0.09)               --
                                                  ------          ------          ------          ------              ------
      Total distributions declared to
        shareholders                              $ --            $(0.92)         $(0.34)         $(0.68)             $(0.16)
                                                  ------          ------          ------          ------              ------
Net asset value - end of period                   $19.31          $20.15          $17.74          $18.80              $16.19
                                                  ======          ======          ======          ======              ======
Total return                                       (4.17)%++       18.90%          (3.87)%         21.15%               2.09%++
Ratios (to average net assets)/
  Supplemental data:(S)
    Expenses##                                      2.55%+          2.54%           2.59%           2.71%               2.64%+
    Net investment income (loss)                    1.07%+          1.24%          (0.49)%         (0.61)%              0.80%+
Portfolio turnover                                    44%             82%             89%            158%                 89%
Net assets at end of period (000 Omitted)         $5,325          $5,035          $2,545            $824                $235
(S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                           $(0.11)         --              --              --                  --
    Ratios (to average net assets):
      Expenses##                                    2.57%         --              --              --                  --
      Net investment loss                          (1.09)%        --              --              --                  --
 *For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                        SIX MONTHS ENDED        ----------------------------------------        PERIOD ENDED
                                       NOVEMBER 30, 2000            2000            1999           1998        MAY 31, 1997*
                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $20.77          $18.08          $18.95          $16.32              $15.71
                                                  ------          ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                 $(0.01)         $ 0.44          $ 0.07          $ 0.06              $ 0.16
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (0.76)           3.17           (0.60)           3.37                0.45
                                                  ------          ------          ------          ------              ------
      Total from investment operations            $(0.77)         $ 3.61          $(0.53)         $ 3.43              $ 0.61
                                                  ------          ------          ------          ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                 $ --            $(0.92)         $(0.34)         $(0.59)             $ --
  In excess of net investment income                --              --              --             (0.21)               --
                                                  ------          ------          ------          ------              ------
      Total distributions declared to
        shareholders                              $ --            $(0.92)         $(0.34)         $(0.80)               --
                                                  ------          ------          ------          ------              ------
Net asset value - end of period                   $20.00          $20.77          $18.08          $18.95              $16.32
                                                  ======          ======          ======          ======              ======
Total return                                       (3.71)%++       20.19%          (2.88)%         22.08%               3.88%++
Ratios (to average net assets)/
  Supplemental data:(S)
    Expenses##                                      1.55%+          1.54%           1.59%           1.64%               1.89%+
    Net investment income                           0.09%+          2.21%           0.40%           0.33%               2.33%+
Portfolio turnover                                    44%             82%             89%            158%                 89%
                                                                                                                      $
Net assets at end of period (000 Omitted)            $91             $89             $59              $6                --
(S)The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
    Net investment loss                           $(0.01)         --              --              --                  --
    Ratios (to average net assets):
      Expenses##                                    1.57%         --              --              --                  --
      Net investment loss                          (0.09)%        --              --              --                  --
 *For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS International Growth and Income Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $9,045,717. These loans were collateralized by cash of $9,430,354 which was invested in the following short-term obligations:

                                                    SHARES              VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending
  Prime Portfolio, at amortize cost               9,430,354           $9,430,354
                                                                      ==========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Investment Transactions and Income - nvestment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,881 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $367 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

    First $500 million of average net assets                        0.975%
    Average net assets in excess of $500 million                    0.925%

The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. This voluntary reduction in the management fee effective October 1, 2000, may be rescinded by MFS only with the approval of the fund's Board of Trustees

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,129 for the six months ended November 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,236 for the six months ended November 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,863 for the six months ended November 30, 2000. Fees incurred under the distribution plan during the six months ended November 30, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,013 and $2,181 for Class B and Class C shares, respectively, for the six months ended November 30, 2000. Fees incurred under the distribution plan during the six months ended November 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 2000, were $552, $13,728, and $352 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $33,562,895 and $28,531,933, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                               $61,320,045
                                             -----------
Gross unrealized appreciation                $ 9,133,440
Gross unrealized depreciation                 (3,564,581)
                                             -----------
    Net unrealized appreciation              $ 5,568,859
                                             ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2000             YEAR ENDED MAY 31, 2000
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,633,385       $  4,005,821        2,784,100       $ 54,856,662
Shares issued to shareholders in
  reinvestment of distributions          --                --                  62,179          1,247,995
Shares reacquired                      (1,537,732)       (32,062,322)      (2,443,826)       (48,419,948)
                                       ----------       ------------       ----------       ------------
    Net increase                           95,653       $  1,943,499          402,453       $  7,684,709
                                       ==========       ============       ==========       ============

Class B shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2000             YEAR ENDED MAY 31, 2000
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               339,293       $  7,079,200          465,297       $  9,110,195
Shares issued to shareholders in
  reinvestment of distributions          --                --                  53,430          1,060,129
Shares reacquired                        (247,904)        (5,157,120)        (484,295)        (9,419,660)
                                       ----------       ------------       ----------       ------------
    Net increase                           91,389       $  1,922,080           34,432       $    750,664
                                       ==========       ============       ==========       ============

Class C shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2000             YEAR ENDED MAY 31, 2000
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               486,248       $  9,998,760        1,507,256      $  29,318,176
Shares issued to shareholders in
  reinvestment of distributions          --                --                   8,492            166,954
Shares reacquired                        (460,369)        (9,514,721)      (1,409,287)       (27,563,835)
                                       ----------       ------------       ----------       ------------
    Net increase                           25,879       $    484,039          106,461       $  1,921,295
                                       ==========       ============       ==========       ============

Class I shares
                                  SIX MONTHS ENDED NOVEMBER 30, 2000             YEAR ENDED MAY 31, 2000
                                  ----------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   756       $     16,246            5,588         $  119,191
Shares issued to shareholders in
  reinvestment of distributions          --                --                     182              3,676
Shares reacquired                            (503)           (10,337)          (4,737)          (101,185)
                                       ----------       ------------       ----------       ------------
    Net increase                              253       $      5,909            1,033          $  21,682
                                       ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended November 30, 2000, was $289. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

MFS(R) INTERNATIONAL INVESTORS TRUST

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired, call
INVESTMENT ADVISER                                       toll free: 1-800-637-6576 any business day from 9
Massachusetts Financial Services Company                 a.m. to 5 p.m. Eastern time. (To use this service,
500 Boylston Street                                      your phone must be equipped with a Telecommunications
Boston, MA 02116-3741                                    Device for the Deaf.)

DISTRIBUTOR                                              For share  prices, account balances, exchanges, or
MFS Fund Distributors, Inc.                              stock and bond outlooks, call toll free: 1-800-MFS-TALK
500 Boylston Street                                      (1-800-637-8255) anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Steven R. Gorham*
Frederick J. Simmons*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL INVESTORS TRUST                                ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                   MII-3 1/01 16M 87/287/387/887